March 2026 © Evommune, Inc. Corporate Presentation

Disclaimers © Evommune, Inc. This presentation has been prepared by Evommune, Inc. (“we”, “us” or “our”) and contains forward-looking statements, including: statements about our expectations regarding the potential benefits, clinical activity and tolerability of our product candidates; our expectations with regard to the results of our clinical trials, preclinical studies and research and development programs, including the the potential therapeutic benefit of EVO756 and EVO301, the design, objectives, initiation, timing, progress and results of current and future preclinical studies and clinical trials of our product candidates, including the ongoing Phase 2 clinical trials for EVO756 and EVO301; anticipated cash runway; and continued advancement of our portfolio. These statements involve substantial known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. These and other risks are described more fully in our Annual Report on Form 10-K for the year ended December 31, 2025 and our other filings with the Securities and Exchange Commission (the “SEC”) and our other documents subsequently filed with or furnished to the SEC. All forward-looking statements represent our views as of the date of this presentation. All forward-looking statements contained in this presentation speak only as of the date on which they were made. Except to the extent required by law, we undertake no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made. This presentation also contains estimates made by independent parties relating to industry market size and other data. These estimates involve a number of assumptions and limitations, and you are cautioned not to give undue weight on such estimates. We have not independently verified the accuracy or completeness of such information and we do not take any responsibility with the accuracy or completeness of such information. The trademarks included in this presentation are the property of the owners thereof and are used for reference purposes only.

Evommune (EVMN) is Addressing Chronic Inflammation, a Global Healthcare Crisis 5 Substantial Burden on the Healthcare System Annual direct cost of at least $90B2 Existing Treatment Options Have Critical Limitations Current therapies fail to deliver efficacy and safety suitable for the majority of patients Chronic Inflammation Destroys Lives Contributes to 3 out of 5 deaths worldwide1 Experienced Team Distinct Mechanisms Portfolio Approach Evommune is Delivering Next Generation Therapies Footnotes: https://www.ncbi.nlm.nih.gov/books/NBK493173/ Wylezinski LS, et al. J Clin Med. 2019;8:493 © Evommune, Inc.

Our Mission-Driven Approach to Treating Immune-Mediated Diseases

Address critical gaps in care…

…Strategically select mechanisms with strong probability of success…

… Steady cadence of new programs entering the clinic

Two Phase 2 Programs with Novel Approaches to Targeting Heterogeneous Diseases

EVO756: Oral Therapy Targeting Mast Cells and Sensory Neurons



MRGPRX2
Mast Cell
Sensory Neuron



Nerves
Mast Cells

EVO301: IL-18 Blockade for Multi-Pathway Immunomodulation



Adaptive (Th2) Inflammation
Innate Inflammation
Novel Biologic Using the Fully Human IL-18 Binding Protein

Expansive Portfolio of Preclinical Programs

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© Evommune, Inc.
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Our Inflammation Portfolio © Evommune, Inc. Program / Target Indication Preclinical Phase 1 Phase 2 Phase 3 Next Anticipated Milestone EVO756 MRGPRX2 Chronic Spontaneous Urticaria Phase 2b Data (Q2 2026) Atopic Dermatitis Phase 2b Data (H2 2026) Migraine Phase 2b Trial Initiation (mid-2026) Other Indications Phase 2 Trial Initiation (2027) EVO301 IL-18 Atopic Dermatitis Positive Phase 2a POC: Full Data to be presented at an upcoming medical meeting Phase 2b Trial planning underway Ulcerative Colitis Phase 2 Trial planning underway Advancing Multiple Preclinical Programs Toward Clinical Proof-of-Concept

EVO756: Oral MRGPRX2 Antagonist Targeted Approach to Controlling Mast Cell Mediated Diseases and Neuroinflammation © Evommune, Inc.

EVO756: Broad Spectrum Oral Anti-Inflammatory Potential MRGPRX2 Expressed on Both Mast Cells and Sensory Neurons Potent and highly selective small molecule Oral convenience could drive adoption across multiple indications Anticipate favorable safety and tolerability profile Potential First-Line Oral Across Several Specialties Sensory Neuron Mast Cell MRGPRX2 Nerves Mast Cells Mast Cells and Sensory Neurons Are Found in Close Proximity MRGPRX2 © Evommune, Inc.

MRGPRX2 in Mast Cell Activation and Neuroinflammation



Tissue Damage
Mast Cell
MRGPRX2 Ligands
Mast Cell Mediators
Neuropeptides
Sensory Neuron
Sensory Neuron Activation
Mast Cell Degranulation
Inflammatory Mediators
Vasodilation, Extravasation
Immune Recruitment / Activation
MRGPRX2

Tissue Pathophysiology
- Neuronal Sensitivity
- Inflammatory Infiltrates
- Increased Mast Cell Numbers
- Innate Immunity
- Adaptive Immunity
- Tissue Remodeling
- Vascular Leak

Clinical Manifestations
- Itch / Pain / Cough
- Chronic Inflammation
- Erythema
- Hives
- Barrier Dysfunction
- Airflow Limitation
- Edema Angioedema
- Sensitivity to Chemicals / Foods

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EVO756 Development Roadmap: Demonstrate Proof-of-Concept and Expand into Additional Indications Initially pursue inflammatory diseases with: Underserved patient population Economic viability Well-defined clinical and regulatory development pathway Cutaneous Neurological Respiratory Other EVO756 Development Strategy Footnotes: Proof-of-concept based on skin challenge test in healthy volunteers Proof-of-concept supported by positive clinical data for PACAP (MRGPRX2 ligand) inhibition in migraine prophylaxis (Lundbeck) Migraine2 Asthma Chronic Urticarias Atopic Dermatitis1 Irritable Bowel Syndrome Interstitial Cystitis © Evommune, Inc.

10 EVO756 Clinical Data © Evommune, Inc. Dual Mechanism Modulates Both Mast Cells and Peripheral Sensory Neurons

EVO756: Encouraging Results in Two Clinical Trials Support Initial Development in CSU and AD

EVO756 Clinical Development Summary

Trial	Phase 1 Proof-of-Concept	Phase 2	Phase 2b	Phase 2b
N	132	30	~160	~120
Indication	Healthy Volunteers	CIndU	CSU	AD
Key Takeaways	• Well-tolerated across all doses • Clear target engagement in skin challenge • Concentration dose proportional and linear	• Well-tolerated across all doses • Complete responses as early as week 1 • POC achieved after just 4 weeks of dosing	**Topline Data Expected Q2 2026**	**Topline Data Expected H2 2026**

CIndU = Chronic inducible urticaria; CSU = Chronic spontaneous urticaria; AD = Atopic dermatitis

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© Evommune, Inc.
evommune

EVO756: Phase 1 Proof-of-Concept Trial Design and Summary

Inclusion of Skin Challenge in MAD Portion Allowed Early PD Assessment and Trial Showed Positive Pharmacokinetics and Pharmacodynamics

PART A: SAD Dosing
N = 55 (41 active / 14 placebo)

- **Cohort A7** 500 mg
- **Cohort A6** 240 mg
- **Cohort A5** 100 mg
- **Cohort A4** 30 mg
- **Cohort A3** 10 mg
- **Cohort A2** 3 mg
- **Cohort A1** 1 mg

PART B: MAD Dosing
N = 77 (58 active / 19 placebo)

- **Cohort B5** 500 mg QD
- **Cohort B4** 240 mg BID
- **Cohort B3** 100 mg BID
- **Cohort B2** 30 mg BID
- **Cohort B1** 10 mg BID

Included Skin Challenge at All Doses

Pharmacokinetics

- Concentration dose proportional and linear
- Half-life ranges from 8 - 12 hours
- T_{max}: 1 - 4 hours
- Support QD and BID dosing

Pharmacodynamics – Icatibant Skin Challenge Test

- Clear target engagement
- Dose dependent activity
- All doses associated with response

Safety

- Well-tolerated across all doses
- No severe or serious adverse events
- No clinically significant abnormal lab values
- No clinically significant ECG abnormalities

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© Evommune, Inc.
ECG = Electrocardiogram
evommune

EVO756: Phase 2 Trial in Chronic Inducible Urticaria (CIndU) Data © Evommune, Inc.

Phase 2 Chronic Inducible Urticaria (CIndU) Trial Design

Adults with Chronic Inducible Urticaria (N = 30)

Open Label, Within-Patient Controlled Trial (All with SD)



Screening
Enrollment
EVO756, 300 mg QD
EVO756, 50 mg BID
Follow-up
End of Trial
BL
W4
W6

Patient Population

- Symptomatic dermographism, Total FricTest Score ≥2

Primary Endpoint

- Safety as assessed by incidence of TEAEs

Efficacy Measures

- Complete response, change from baseline in provocation test
  - Total FricTest Score
- Change from baseline in Pruritus-NRS at provocation site

Biomarker Data

- Patient subtyping (e.g., IgE high and low)
- Pharmacodynamics and disease severity

SD = symptomatic dermographism; TEAE = Treatment Emergent Adverse Events; BL = Baseline

14 © Evommune, Inc.

evommune

Both Doses Demonstrated Robust Clinical Activity At Just 4 Weeks, 70% ≥1 Pt Improvement, 41% ≥2 Pt Improvement, 30% Complete Response Rate © Evommune, Inc. Evommune clinical data; 1. Four of the complete responders were IgE high; 2. 75% (n=6) of those who did not achieve a decrease in FricTest score demonstrated a decrease in pruritus-NRS, evidencing the impact of EVO756 on itch at this early time point, even in the absence of FricTest response Standardized provocation test 4 calibrated tines FricTest FricTest Response at Week 4 300 mg QD 50 mg BID All N (efficacy) 10 17 27 Complete Response 3 (30%) 5 (29%) 8 (30%)1 Partial Response      ≥ 2-point Decrease 1 (10%) 2 (12%) 3 (11%)      1-point Decrease 2 (20%) 6 (35%) 8 (30%) No Response 4 (40%) 4 (24%) 8 (30%)2

EVO756 Potential for Increased Response with Longer Dosing

Clinical Improvements Over Time


Mean FricTest Score (0-4)
4
3
2
1
0
0
4
10
12
Week
EVO756 50 mg BID
EVO756 300 mg QD

Observations

- Comparable baseline disease severity shown between EVO756 and other SD trials
- At week 4, 300 mg QD patients (N=10) saw a **1.4 point** reduction and 50 mg BID patients (N=17) saw a **1.5 point** reduction
- Clinical response may continue to improve past week 4 similar to other agents

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© Evommune, Inc.

Direct comparisons cannot be made in the absence of head-to-head trials because of differences in trial design, patient population and other factors; Data is presented for information only; Evommune clinical data (observed)

evommune

Case Study: Omalizumab Activity Improved Over Time

Clinical Improvements Over Time



Mean FricTest Score (0-4)
4
3
2
1
0
0
4
10
12
Week
Omalizumab 150 mg Q4W
Omalizumab 300 mg Q4W

Observations

- At week 4, patients treated with 300 mg omalizumab (SQ) (N=19) saw a **1.4 point** reduction
- Further improvement seen with omalizumab out to 10 weeks

Direct comparisons cannot be made in the absence of head-to-head trials because of differences in trial design, patient population and other factors; Data is presented for information only; competitor data from Maurer et al. (2017)

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evommune

Case Study: Barzolvolimab Activity Improved Over Time

Clinical Improvements Over Time



4
3
2
1
0
Mean FricTest Score (0-4)
Barzolvolimab 150 mg Q4W
Barzolvolimab 300 mg Q8W
0
4
10
12
Week

Observations

- At week 4, patients treated with 300 mg barzolvolimab (SQ) (N=33) saw a **1.5 points** reduction
- Further improvement seen with barzolvolimab out to 12 weeks

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© Evommune, Inc.

Direct comparisons cannot be made in the absence of head-to-head trials because of differences in trial design, patient population and other factors; Data is presented for information only; competitor data from Maurer et al., ACAAI (2024)

evommune

Safety Summary

Well Tolerated Across All Evaluated Dosing Levels

Summary of Treatment Emergent Adverse Events Occurring in >1 Patient

	300 mg QD N = 11	50 mg BID N = 19
ALT/AST Increased	2 (18%)[1]	–
Gastroenteritis	1 (9%)	1 (5%)
Pruritus	1 (9%)	1 (5%)

EVO756 was Generally Well Tolerated

- No serious adverse events
- No treatment discontinuations due to adverse events

Evommune clinical data; ALT = alanine aminotransferase; AST = aspartate aminotransferase; 1. The two subjects in the 300 mg QD cohort with AEs of increased ALT and AST had asymptomatic transaminase elevations that were greater than ten times the upper limit of normal at four weeks, which were not present at baseline, week 1 or week 2 and later returned to baseline. Other liver tests, including bilirubin and alkaline phosphatase were within normal limits. Both of these subjects had confounding factors that may have contributed to these elevations.

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evommune

EVO756 Phase 2b Dose Selection Rationale

Understanding of Dose Response Evolved During CIndU Study, Guiding Phase 2b Trial Doses

HV Icatibant Skin Challenge

- Active across all icatibant doses
- **10 µg/mL icatibant dose is most relevant comparison** based on patient biopsies
- Suggests **potential activity as low as 10 mg BID**



Mean Wheal Size (mm)
11
10
9
8
7
6
*
**
*
-2 mm
-2.1 mm
-1.7 mm
Saline
Baseline
Day 14
p < 0.001
p < 0.0001
p < 0.001
PBO
10 mg BID
30 mg BID
100 mg BID
240 mg BID
500 mg QD
Dose of EVO756

PK/PD Modeling

- Refined model to predict IC_{90} coverage at trough
- Suggested **complete coverage as low as 25 mg BID**
- **High tissue penetration** in human skin (~70%)

EVO756 Phase 2 CIndU Results

- Strong activity in 300 mg QD dose **provided confidence to explore lower doses**
- 50 mg BID dose had similar activity

Selection of Phase 2b CSU / AD Doses

Potential for large therapeutic window; driving approach to dose-ranging trials

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EVO756: Phase 2b Trial in Chronic Spontaneous Urticaria (CSU) © Evommune, Inc.

Relationship Between CIndU Efficacy and Impact on CSU Phase 2 EVO756 Results in CIndU Provide Early Support for Potential CSU Clinical Profile © Evommune, Inc. Direct comparisons cannot be made in the absence of head-to-head trials because of differences in trial design, patient population and other factors. Data is presented for information only and does not account for difference in enrolment populations or other cross-trial variabilities MOA Cell Target Drug CIndU CSU IgE Mast Cells Basophils Eosinophils omalizumab KIT Mast Cells Hematopoietic Stem Cells Germ Cells Melanocytes barzolvolimab BTK Mast Cells B Cells Basophils Myeloid Cells remibrutinib IL-4 / IL-13 Th2 Cells Epithelial Cells Macrophages dupilumab Correlation Between CIndU Success and CSU Benefit

Phase 2b Dose-Ranging Trial in CSU

Top-Line Data Expected Q2 2026

Adults with Mod-to-Sev CSU, Refractory to H1 Antihistamines (N = 160)

Randomized, Double-Blind, Placebo-Controlled Trial



Screening
Enrollment
EVO756, Dose 1
EVO756, Dose 2
EVO756, Dose 3
Placebo
Follow-up
End of Trial
BL
W12
W14

Primary Endpoint

- Mean change from baseline in UAS7 at Week 12

Key Secondary Endpoints

- UAS7 ≤ 6 and UAS7 = 0
- Change in ISS7
- Change in HSS7
- Change in AAS7

Exploratory Biomarkers

- Patient subtyping (e.g., IgE high and low)
- Pharmacodynamics and disease severity
- Prior exposure to omalizumab allowed

UAS7 = Urticaria Activity Score over 7 days; ISS7 = Itch Severity Score component of UAS7; HSS7 = Hives Severity Score component of UAS7; AAS7 = Angioedema Activity Score; BL = Baseline; Mod-to-Sev = Moderate-to-Severe

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EVO756: Potential to Address an Urticaria Market With Significant Therapeutic Opportunity Anti-IgE Therapy Blocks Mast Cell Activation Anti-KIT Depletes Mast Cells Anti IL-4 / IL-13 Blocks T2 Cytokines MRGPRX2 Antagonists Blocks Mast Cell Activation Modulates Neuro-inflammation KIT Inhibitors Depletes Mast Cells BTK Inhibitors, JAK Inhibitors Inhibits Signaling Anti-Histamines Blocks Mediators Oral Injectables Highly Targeted to Mast Cells Broad Effect on Immune Cells © Evommune, Inc. Selectivity Convenience Therapeutic Approaches in CSU

CSU is an Underserved Market with Limited Treatment Options

Estimated CSU Prevalence[1]

Eligible CSU Patients[2]

Untreated by Advanced Therapies[3]


~3M
~450K
~400K

EVO756 Market Opportunity in Patients R/R to Antihistamines, Majority Currently Off Treatment

evommune

EVO756 Profile Potentially Amenable to First Line Treatment

- Oral dosing
- Potential for differentiated clinical activity profile
- Well tolerated

Footnotes:
1) In the US; Maurer et al. (2011)
2) In the US; "Eligible" defined as CSU patients with incomplete response to OTC H1-antihistamines and eligible for targeted therapy
3) Approximately 50K patients currently treated with a biologic

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© Evommune, Inc.
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EVO756 in Atopic Dermatitis (AD) © Evommune, Inc.

MRGPRX2 is Only Dual MOA: Targeting Inflammatory Lesions and Neuroinflammation

Expect Benefit on Mast Cell and Neuroinflammation Aspects of AD


MRGPRX2
Mast Cell
Sensory Neuron


Nerves
Mast Cells

Strong Scientific Rationale for EVO756 in AD

- **Mast cell and neuroinflammatory disease** — Dual mechanism impacting key inflammatory pathways
- **Rapid impact on itch** — Direct effect on sensory neurons
- **Broad therapeutic potential** — MOA likely effective across patient endotypes
- **Strong translational validation** — Pathway activation in disease and preclinical evidence of Mrgprb2/X2 involvement

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© Evommune, Inc.
evommune

Phase 2b Dose-Ranging Trial in AD

Top-Line Data Expected H2 2026

Adults with Moderate-to-Severe Atopic Dermatitis (N = 120)

Randomized, Double-Blind, Placebo-Controlled Trial


Screening
Enrollment
EVO756, Dose 1
EVO756, Dose 2
EVO756, Dose 3
Placebo
Follow-up
End of Trial
BL
W12
W14

Primary Endpoint

- Percent change from EASI at Week 12

Key Secondary Endpoints

- EASI-50, EASI-75, and EASI-90
- Change in vIGA
- Change in Pruritus-NRS
- Proportion of patients achieving ≥4 point reduction in Pruritus-NRS
- Change in BSA affected

Exploratory Biomarkers

- Patient subtyping
- Pharmacodynamics & disease severity

EASI = Eczema Area and Severity Index; vIGA = Validated Investigator Global Assessment; Pruritus-NRS = Pruritus Numerical Rating Scale; BSA = Body Surface Area; BL = Baseline

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© Evommune, Inc.

AD is an Underserved Market Lacking a First-Line Oral Option

Current Therapies Fail to Deliver Both Lesion Control and Itch Relief, While Also Being Well-Tolerated

Estimated Adult AD Prevalence[1]

Patients with Moderate-to-Severe Disease

Patients Eligible for Targeted Therapy

EVO756 Market Opportunity Across Patient Populations within AD


~16M
~6M-8M
~1.4M-1.8M

evommune

EVO756 Profile Potentially Amenable to First Line Treatment

- Oral dosing
- Potential for differentiated clinical activity profile on lesions and itch
- Well tolerated

Footnotes:
1) In the US; Atopic dermatitis impacts >100M adults and more than 102M children worldwide. Global epidemiology of atopic dermatitis: a comprehensive systematic analysis and modelling study. British Journal of Dermatology 2023 Dec 20;190(1):55-61.

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EVO301: IL-18BP Fusion Protein Long-Acting Serum Albumin-Binding Injectable Therapeutic Fusion Protein Designed to Neutralize IL-18 Signaling © Evommune, Inc.

IL-18 Immune Rebalancing: Modulate Innate and Adaptive Inflammation for Potential Disease Remission

Involved in Innate and Adaptive Immune Processes



Infection
PAMPs*
Dysbiosis
DAMPs*
Tissue Injury
IL-18 producing cells
Stromal/mesenchymal
Macrophage
Dendritic cell
IL-18
IL-18 responding cells
Epithelial
Endothelial
Macrophage
Dendritic cell
CD4 T
CD8 T
NK
Tissue Pathophysiology
Th1, 2, 17 Differentiation
Inflammatory Infiltrates
Inflammatory Cytokines
Autoimmunity
Pathogen Clearance
Angiogenesis
Epithelial Barrier
Clinical Manifestations
Chronic Inflammation
Barrier Dysfunction
Infection
Tissue Damage

IL-18BP Therapeutic Approach



IL-18BP
IL-18
IL-18R1
IL-18RAP
Activation
No Response

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© Evommune, Inc.

PAMPs: Pathogen-associated molecular patterns; DAMPs: Damage-associated molecular patterns evommune

EVO301: Long-Acting IL-18 Neutralizer Designed for Tissue Targeting

SAFA and IL-18BP fused via peptide linker for extended neutralization of IL-18 activity

SAFAbody™ Platform Technology

- $T_{1/2}$ extension: FcRn-mediated recycling of HSA
- Efficient tissue distribution:
  - Smaller size (MW ~65 kD) and HSA binding

IL-18 Binding Protein (IL-18BP)

- High binding affinity and specificity
- Native fully human sequence



Free IL-18
IL-18
IL-18 BP
Peptide linker
SAFA
Albumin

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© Evommune, Inc.

SAFA - Anti-Serum Albumin Fab-Associated. HAS – Human Serum Albumin SAFABODY™ is a trademark of AprilBio Co., Ltd.

evommune

EVO301 Addresses Limitations of Existing Biologics; Demonstrating Ability to Impact Multiple Drivers of AD, while being Well Tolerated

Biologic Pathway	Adaptive Inflammation			Innate Inflammation	Skin Barrier (IL-22)
	TH2	TH1	TH17		
IL-18	✓	✓	✓	✓	✓
DUPIXENT®	✓	✖		✓	✓
EBGLYSS®	✓	✖		✓	✓
ADBRY®	✓	✖		✓	✓
NEMLUVIO®	✓				✓

Broader inflammatory signaling of IL-18 can address endotypes not fully captured by Th2-targeted therapies — enabling potential for broader patient coverage and efficacy

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© Evommune, Inc.

Green = impacts biological pathway; **Red** = negative effect.

evommune

EVO301 Phase 2a Proof of Concept Trial Design

Adults with Moderate-to-Severe Atopic Dermatitis (N = 70)

Randomized, Double-Blind, Parallel Group, Placebo-Controlled Trial



Screening
Randomization
2 Active : 1 PBO
EVO301: 5 mg/kg IV
Placebo
End of Trial
BL
W2
W4
W8
W12
Dosing day
Dosing day

AD Population

- EASI ≥16
- vIGA ≥3
- BSA ≥10%

Primary Endpoint

- Percent change from EASI at Week 12 (Bayesian)

Pharmacokinetics

Target Engagement

EASI = Eczema Area and Severity Index; vIGA = Validated Investigator Global Assessment; BSA = Body Surface Area; BL = Baseline; PBO = Placebo

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EVO301 Achieved the Primary Endpoint Phase 2a Proof-of-Concept Trial in Moderate-to-Severe Atopic Dermatitis Highly statistically significant EASI reductions at weeks 4, 8, and 12 versus placebo 34% and 33% placebo adjusted improvement in EASI at week 8 and 12, respectively 23% of patients achieved IGA 0/1 at week 12 versus 0% placebo Well-tolerated, with no treatment related serious or severe adverse events reported Corresponding reductions in secondary endpoints, as well as key Th2 and non Th2 cytokines Pharmacokinetics (PK) continues to support a Q4 week dosing regimen © Evommune, Inc. Clinical Data Supports Continued Development, with Phase 2b Planning Underway

Disposition, Baseline Demographics and Disease Characteristics © Evommune, Inc. Note: Numbers in parentheses are standard deviations. BMI: body mass index, EASI: Eczema Area and Severity Index, IGA: Investigator’s global assessment, NRS: numeric rating score, BSA: body surface area, SD: standard deviation. Subjects who were early terminations were 1. Lost to follow-up. 2. Lost to follow-up and subject withdrawal Trial well-balanced across cohorts EVO301 Placebo N (treated) 48 22 N (completed) 451 202 Age 30.5 (11.1) 33.1 (11.8) Gender (female, %) 29 (60.4%) 13 (59.1%) Weight (kg) 78.5 (18.7) 76.4 (17.5) BMI (kg/m2) 27.4 (6.0) 28.1 (6.3) EASI 30.0 (11.8) 29.8 (10.5) IGA 3.3 (0.5) 3.5 (0.5) Pruritus-NRS 6.3 (1.5) 6.7 (2.1) % BSA 47.1 (21.2) 49.3 (16.1)

Phase 2a Trial in AD Met Primary Outcome Measure (Bayesian) EASI: Eczema Area and Severity Index, SD: standard deviation, HPD: high posterior density % Change in EASI at Week 12: Protocol Success Criterion Met Statistic EVO301 versus Placebo Success Criterion: Posterior Probability of Difference < -8% 75% Trial Results: Posterior Probability of Difference < -8% 99.8% Posterior Mean Difference -28 95% HPD Interval for Difference in Mean -43, -14 © Evommune, Inc.

Phase 2a Trial in AD Demonstrated Statistically Significant Efficacy Across Time Points EASI: Eczema Area and Severity Index % Change in EASI by Study Visit Visit EVO301 Placebo Placebo-adjusted Change p-value Week 4 -41 -18 -23 <0.01 Week 8 -50 -16 -34 <0.01 Week 12 -55 -22 -33 <0.01 © Evommune, Inc.

Week 2 Phase 2a Trial in AD Demonstrated Statistically Significant Efficacy Across Time Points © Evommune, Inc. Week 0 Week 4 Week 8 Week 12 % Average Change in EASI ↓ Dosed at Weeks 0 and 4 Placebo EVO301 * * % Change in EASI by Study Visit *p<0.01 ↓ % Average change in EASI is LS Mean -22 -18 -16 -22 -30 -41 -50 -55 ↓ *

IL-18 IL-31 IL-13 IL-4 / IL-13 Two Doses of EVO301 Demonstrated Comparable Activity at 12 Weeks to Dose-Optimized Marketed Biologics at 16 Weeks © Evommune, Inc. For illustrative purposes only. Not a head-to-head comparison. Differences exist between trial designs and study characteristics, and caution should be exercised when comparing across trials. Sources: Silverberg et al. (2016), Silverberg et al. (2023), Wollenberg et al. (2020), Ruzicka et al. (2017). Placebo-Adjusted % Improvement from Baseline in EASI Dose-Optimized Products # Doses: 2 8 8 8 8 8 8 3 EVO301 EVO301-AD001 Phase 2a 12 week N = 70 5 mg/kg IV Dupixent® SOLO 1 Phase 3 16 week N=671 600 mg W0 300 mg Q2W Dupixent® SOLO 2 Phase 3 16 week N=708 600 mg W0 300 mg Q2W Ebglyss™ ADVOCATE 1 Phase 3 16 week N=424 500 mg W0, W2 250 mg Q2W Ebglyss™ ADVOCATE 2 Phase 3 16 week N=427 500 mg W0, W2 250 mg Q2W Adbry® ECZTRA 1 Phase 3 16 week N=802 300 mg Q2W Adbry® ECZTRA 2 Phase 3 16 week N=794 300 mg Q2W Nemluvio® Phase 2a 12 week N=264 2 mg/kg QW4

↑ Week 0 ↑ Week 4 Week 8 Week 12 vIGA Response Phase 2a Trial in AD: Early Clinical Signal in vIGA 0/1 Response © Evommune, Inc. vIGA: Validated Investigator’s Global Assessment Visit EVO301 Placebo Week 4 4.2% 0% Week 8 12.5% 0% Week 12 22.9% 0% vIGA Response (≥2-point improvement and a score of 0 or 1) ↑ Dosed at Weeks 0 and 4 Placebo EVO301

Safety Summary Over 12 Week Trial Period EVO301 Was Well Tolerated © Evommune, Inc. No Clinically Significant Lab Abnormalities. No Conjunctivitis Reported (as is Common with Other Biologics in AD) EVO301 Placebo Total N=48 N=22 N=70 Patients with ≥1 Adverse Event (AE) 30 (62.5%) 16 (72.7%) 46 (65.7%) Patients with ≥1 Treatment Related AE 5 (10.4%) 3 (13.6%) 8 (11.4%) Patients with a Related Serious or Severe AE 0 0 0 AEs Leading to Study Discontinuation 0 0 0 AEs > 5% in Either Arm EVO301 Placebo Total Upper respiratory tract infection 10 (20.8%) 4 (18.2%) 14 (20.0%) Atopic dermatitis 10 (20.8%) 9 (40.9%) 19 (27.1%) Headache 8 (16.7%) 3 (13.6%) 11 (15.7%) Nasopharyngitis 4 (8.3%) 0 4 (5.7%) Viral upper respiratory tract infection 3 (6.3%) 2 (9.1%) 5 (7.1%) Dizziness 3 (6.3%) 1 (4.5%) 4 (5.7%) Fatigue 3 (6.3%) 0 3 (4.3%)

Evommune Could Reshape the Future of AD: The Largest I&I Market Expansion of AD Market Outpacing That of Psoriasis © Evommune, Inc. Per Evaluate Pharma (May represent projections and not actual sales); “Year 1” for AD represents 2017 (year of Dupixent launch); “Year 1” for Psoriasis represents 2004 (year of Enbrel launch in plaque psoriasis); 1. Total estimated prevalence in adult and pediatric populations; Estimated per Allergy & Asthma Network, Hanafin & Reed (2007), AAFA, Fuxench et al, (2019); 2. Total estimated prevalence in adult and pediatric populations; Estimated per psoriasis.org, datacenter.aecf.org, Armstrong et al. (2021), Paller et al. (2018), Tannenbaum et al. (2022), Helmick et al. (2014), Rosario-Jansen et al. (2025). Note that slide contains registered trademarks not owned by Evommune 0 5 10 15 20 25 Year After Market Entry of First Advanced Therapy US Sales ($B) Y1 Y2 Y3 Y4 Y5 Y6 Y7 Y8 Y9 Y10 Y11 Y12 Y13 Y14 Y15 Y16 Y17 Y18 Y19 Y20 Y21 Dupixent (IL-4 / IL-13) Adbry (IL-13) Rinvoq (JAK1) Ebglyss (IL-13) Other Skyrizi (IL-23) Tremfya (IL-23) Stelara (IL-12/IL-23) Cosentyx (IL-17A) Taltz (IL-17A) Bimzelx (IL-17A/IL-17F) Humira (TNFα) Enbrel (TNFα) Remicade (TNFα) Otezla (PDE4) Other Atopic Dermatitis Mod-to-Sev Patients ≈ 13M 1 Where We are Today in the AD Market Psoriasis Growth Driven by Nine Blockbusters Spanning Six MOAs. AD Remains a Concentrated Market with Clear Opportunity for New MOAs and Better Benefit-Risk Ratio. Stelara (IL-12 / IL-23) Bimzelx (IL-17A / IL-17F) Psoriasis Mod-to-Sev Patients ≈ 1.4M 2 Nemluvio (IL-31)

EVO301 Could Command Substantial Market Share in the Potentially $50B+ AD Market as a Clearly Differentiated Biologic © Evommune, Inc. Sales from Evaluate Pharma may represent projections. 1. At maintenance. 2. From ’25-’26. Sales in $M Class Route of Administration1 Launch Year 2025 WW Sales 2025 US Sales Projected Growth2 Projected Peak WW Sales in AD IL-4/-13 Q2W SubQ 2017 12,496 9,234 +9% 17,423 (2030) IL-13 Q2W SubQ 2021 1,508 1,421 +22% 2,469 (2030) IL-13 Q4W SubQ 2024 409 274 +72% 2,625 (2032) IL-31 Q4W SubQ 2024 268 172 +91% 2,759 (2032) Four Marketed AD Biologics Currently ~$15B, Projected to be ~$25B by 2032

Both EBGLYSS and NEMLUVIO, Launched in 2024, Projected for $2.5B+ Global Sales EBGLYSS and NEMLUVIO Outpacing Psoriasis Launches, Highlighting Need for New Options in AD © Evommune, Inc. Sources: IQVIA, based on New to Brand prescriptions. 1 2 3 4 5 6 7 8 9 10 11 12 Months Post-Launch U.S. Monthly TRX (000s) Ebglyss Nemluvio Bimzelx Skyrizi

IL-18BP Evommune Could Reshape the Future of AD: The Largest I&I Market Novel MoAs Enable Treatment Across AD Patient Journey and Severity Spectrum Topical Therapies MRGPRX2 Inhibitors EVO756 and EVO301 Have Synergistic Potential to Address Different Segments of the AD Landscape An AD Patient’s Treatment Journey EVO756 as a first-line oral treatment post topical therapies EVO301 as a preferred biologic for moderate-to-severe patients EVO756 JAK Inhibitors Injection Oral Topical Approved Biologics (IL-4 / IL-13, IL-31) IL-2 / Other EVO301 © Evommune, Inc.

Company Overview © Evommune, Inc.

Proven and Experienced Leadership Team Has Delivered Almost 30 NDAs and BLAs



Luis Peña
Founder, President & CEO



Eugene Bauer, MD
Founder, CMO



Kyle Carver, MBA
CFO



Jeegar Patel, PhD
CSO



Greg Moss, Esq
CBO & CLO



Janice Drew, MPH
Chief of Development Operations



Daniel Burge, MD
SVP, Clinical Development



Lou Sehl, PhD
SVP, Technical Operations



Mark Jackson, MD
SVP, Clinical Development

Leadership in >25 Companies

Dermira
(Acquired by Eli Lilly for $1.1B)

Lilly

Genentech
A Member of the Roche Group

STIEFEL
(Acquired by GlaxoSmithKline for $2.9B)

Peplin
Innovation in Dermatology
(Acquired by LEO Pharma for $288M)

PROTEOLIX

connetics
(Acquired by Stiefel for $930M)

GSK

Kadmon
(Acquired by Sanofi for $1.9B)

sanofi

Stanford MEDICINE

Allergan

MYOKARDIA
(Acquired by Bristol Myers Squibb for $13.1B)

ImClone Systems
(Acquired by Eli Lilly for $6.5B)

COHESION
(Acquired by Angiotech for ~$50M)

Roche

Key Roles in Almost 30 NDA / BLAs

Ebglyss (lebrikizumab-lbkz) 250mg/2mL injection

REZUROCK (belumosudil) tablets

Xolair Omalizumab

cimzia (certolizumab pegol)

BOTOX OAB

eucrisa crisaborole ointment 2%

TNKase Tenecteplase

ACTIVASE ALTEPLASE

Qbrexza (glycopyrronium) cloth

Kyprolis (carfilzomib)

Lartruvo (OLARATUMAB) Injection 10 mg/mL

Portrazza necitumumab injection

Picato (ingenol mebutate) gel

SORIATANE (acitretin) Capsules

CYRAMZA (ramucirumab)

extina (ketoconazole) Foam, 2%

CAMZYOS (mavacamten) capsules

CLOVIQUE Trientine Hydrochloride Capsules, USP

Coseal Surgical Sealant

CellCept (mycophenolate mofetil)

Liletta

Kerydin (TAVABOROLE) TOPICAL SOLUTION, 5%

veltin (clindamycin phosphate and tretinoin) Gel 1.2%/0.025%

Vitagel

evoclin (clindamycin phosphate) Foam, 1%

FABIOR (tazarotene) Foam, 0.1%

Footnotes: Acquisition prices from press releases

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© Evommune, Inc.

evommune

Mid-stage clinical company developing novel therapeutics for immune-mediated chronic inflammatory diseases Two programs in Phase 2: EVO756 (oral MRGPRX2 antagonist) in chronic spontaneous urticaria and atopic dermatitis, with migraine trial planned for mid-2026 EVO301 (long-acting IL-18bp fusion protein) in atopic dermatitis Three clinical data readouts in 2026: EVO301 reported positive data in a Phase 2a in AD (Feb 2026), moving to Phase 2b with subcutaneous formulation EVO756 Phase 2b in CSU expected in Q2 2026 EVO756 Phase 2b in AD expected in H2 2026 Proven and experienced leadership team has played key roles in almost 30 NDAs and BLAs Steady cadence of new programs entering the clinic in a broad range of inflammatory diseases © Evommune, Inc. $173 million IPO in Nov 2025 $125 million Private Placement in Feb 2026 ~$335 million of cash & investments as of December 31, 2025 (pro forma with PIPE net proceeds) Strong Cash Position with Multiple Clinical Milestones in 2026

Thank You! © Evommune, Inc.